UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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FORUM MERGER III CORPORATION

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In connection with the previously announced business combination (the “Business Combination”) between Forum Merger III Corporation (“Forum”) and Electric Last Mile, Inc. (“ELM”), below is a copy of the updated investor presentation dated February 2021 Forum plans to use in connection with meetings with stockholders and prospective investors, which is being filed herewith as soliciting material.

Investor Presentation February 2021

D isclai m er 2 Important Disclosures This investor presentation (the “presentation”) is for information purposes only to assist interested parties in making their own evaluation with respect to the possible transaction (the “Transaction”) between Forum Merger III Corporation (“Forum”) and Electric Last Mile, Inc . (“ELMS”) . The information contained herein does not purport to be all - inclusive and none of Forum, ELMS or their respective directors, officers, stockholders, affiliates or advisers or any other person makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation or any other written or oral communication to the recipient in the course of the recipient's evaluation of Forum or ELMS . The information contained herein is preliminary and is subject to change and such changes may be material . The information in this presentation assumes that the Transaction is consummated on the terms contemplated by the Agreement and Plan of Merger (“Merger Agreement”) entered into by Forum and ELMS . This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Forum, ELMS, or any of their respective affiliates (and there shall not be any sale of securities in any jurisdiction in which the oﬀer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction) . You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described, and by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision . No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Transaction or the accuracy or adequacy of this presentation . Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forum and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of the closing conditions to the Transaction, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the Transaction . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results . Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Transaction to fail to close ; (2) the inability of ELMS to (x) execute transaction agreements with SF Motors, Inc . (d/b/a SERES) that are in form and substance acceptable to Forum (at Forum’s sole discretion), (y) acquire a leasehold interest or fee simple title to the Indiana manufacturing facility or (z) secure key intellectual property rights related to its proposed business ; (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the Transaction ; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement ; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Transaction ; (6) the inability to obtain the listing of the common stock of the post - acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Transaction ; (7) the risk that the announcement and consummation of the Transaction disrupts current plans and operations ; (8) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees ; (9) costs related to the Transaction ; (10) changes in applicable laws or regulations ; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors ; (12) the impact of COVID - 19 on the combined company’s business ; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the Transaction, including those under the “Risk Factors” section therein, and in Forum’s other filings with the Securities and Exchange Commission . Some of these risks and uncertainties may in the future be amplified by the COVID - 19 outbreak and there may be additional risks that Forum considers immaterial or which are unknown . Forum cautions that the foregoing list of factors is not exclusive . Forum cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made . ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future (in each case, as described in this presentation) are contingent upon the closing of the proposed Transaction . The consummation of the Transaction is subject to, among other conditions, (i) the execution and effectiveness of transaction agreements by ELMS with SF Motors, Inc . (d/b/a SERES) that are each in form and substance acceptable to Forum (at Forum’s sole discretion), (ii) the acquisition by ELMS of a leasehold interest or fee simple title to the Indiana manufacturing facility prior to the Transaction, and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”) . All statements in this presentation regarding the anticipated business of ELMS assumes the completion of the Carveout Transaction . Forum does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which ELMS expects to compete and other industry data. We obtained this information and these statistics from a variety of publicly available sources, including reports by market research firms and other public company filings. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but Forum and ELMS will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information and Where to Find It Forum has filed with the U . S . Securities and Exchange Commission (“SEC”) a preliminary proxy statement in connection with its business combination with ELMS and other matters . Forum’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, when available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about Forum, ELMS and the proposed business combination . Forum’s stockholders may also obtain a copy of the preliminary proxy statement and the definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www . sec . gov or by directing a request to : Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103 , Delray Beach, FL 33445 . The information contained on, or that may be accessed through, the websites referenced in this presentation is not incorporated by reference into, and is not a part of, this presentation . Participants in the Solicitation Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination . Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the preliminary proxy statement, which was filed on February 16 , 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination . These documents can be obtained free of charge from the sources indicated above . ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination . A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement, which was filed on February 16 , 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination . These documents can be obtained free of charge from the sources indicated above . No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Use of Projections This presentation also contains certain financial forecasts of ELMS . Neither Forum’s nor ELMS’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Projections are inherently uncertain due to a number of factors outside of Forum’s and ELMS’s control . Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Further, the inclusion of valuation multiples and enterprise value of other companies is solely for illustrative purposes, and no assurance can be given that ELMS will be valued at comparable multiples and ELMS's valuations and projected results may differ materially from comparable companies . Use of Non - GAAP Financial Measures This presentation includes non - GAAP financial measures, including EBITDA . Forum and ELMS believe that these non - GAAP measures are useful to investors for two principal reasons : 1 ) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance ; and 2 ) these measures will be used by ELMS’s management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the expected performance of ELMS and the combined company to its competition . Forum and ELMS believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends . These non - GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP . Other companies may calculate these non - GAAP measures differently, and therefore such measures may not be directly comparable to similarly titled measures of other companies . This presentation includes financial forecasts, including, but not limited to, with respect to ELMS’s future EBITDA . A reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable GAAP financial measures is not provided in this presentation because neither Forum nor ELMS is able to provide such reconciliation without unreasonable effort .

Transaction Summary Overview x Forum Merger III Corp (NASDAQ : FIII) is a publicly listed special acquisition company that has signed a definitive merger agreement on December 10 , 2020 with Electric Last Mile, Inc . (“ELMS”), a commercial EV company ; carveout to occur simultaneously with the merger . x Raised ~$155M PIPE in connection with the merger (1) , in addition to ~$250M in SPAC trust Valuation x $1,195M enterprise value at closing (2) x Represents attractive entry multiples relative to peer group metrics Capital Structure x ELMS Team expected to have close to ~$345M of cash (3) to fund operations and growth x No additional capital requirements expected after close to achieve positive cash flow Pro Forma Ownership (4) x ~62.8% existing shareholders (4) , ~19.6% public shareholders of Forum Merger III Corp, ~5.4% Forum Merger III Corp sponsors, ~12.2% PIPE investors (5) Forum Views ELMS As A Unique Opportunity To Invest In an Innovative Vehicle Solutions Platform With A Proven Management Team Transaction Highlights ELMS Founders Jason Luo Founder, Executive Chairman ELMS Former President and CEO of Key Safety Systems (now Joyson Safety Systems) . Following Key Safety Systems, Jason served as Chairman and CEO of Ford China . He is currently a Senior Advisor and Operating Executive at Crestview Partners . James Taylor Founder, CEO ELMS More than 30 years at General Motors, serving as the President of Cadillac and CEO of Hummer . Former Chairman and CEO of Workhorse . Prior to his role as CEO of SERES, he was at Karma Automotive as Chief Revenue Officer . (1) Includes $25 million in convertible notes issued by ELMS (which will be converted into common stock at the closing). (2) Assumes no redemptions. Enterprise value estimate based on $10.00 per share. Enterprise value includes 14.2 million shares to be reserved under the management incentive plan and excludes 5.0 million earnout shares to be issued post - closing upon $14/$16 stock price targets being hit and 15.0 million shares underlying earnout restricted stock unit grants to be made post - closing, which vest upon $14/$16 stock price targets being hit. (3) After estimated transaction fees and expenses and $35 million of payments related to the Carveout Transaction. (4) Includes 5.0 million shares of common stock proposed to be paid to SERES for strategic cooperation, consulting and technical advice provided by SERES to ELMS. (5) Includes 2.8 million shares to be issued to ELMS convertible noteholders (excluding shares issuable for accrued interest). Marshall Kiev Co - CEO, President & Director Forum Merger III Corp Over 28 years of alternative investing experience . Previously a Director of Cohen Private Ventures and Chief of Staff at S . A . C . Capital Advisors . Former Partner at Main Street Resources, a middle - market private equity firm . David Boris Co - CEO, CFO & Director Forum Merger III Corp 30 years of Wall Street experience in mergers and corporate finance and has been involved in more than 15 SPAC transactions . Former Senior Managing Director and Head of Investment Banking at Pali Capital . Forum Merger III Corp Founders 3

World-Class Proven Leadership Team Focused on Execution

ELMS
ELECTRIC LAST MILE SOLUTIONS



Jason Luo
Executive Chairman, Founder

CEO of Key Safety Systems, Ford China and Accuride. Senior Advisor and Operating Executive at Crestview Partners. Deep experience spanning automotive and private equity with history of generating strong returns

25+
Years of Experience

KSS KEY SAFETY SYSTEMS
Ford
ACCURIDE
Crestview
THE CARLYLE GROUP



James Taylor
CEO, Founder

CEO of Workhorse and executive at Karma. 30+ years of experience at General Motors, serving as President of Cadillac and CEO of Hummer

35+
Years of Experience

HUMMER
WORKHORSE
KARMA



Jerry Hu
COO

Safety expert, global operation leadership and Asia head for Key Safety Systems, commercial leadership and other management at Accuride and Volkswagen

25+
Years of Experience

KSS KEY SAFETY SYSTEMS



Justin Prann
CCO

National VP of Sales and Service for Mahindra Automotive North America, senior positions within BMW North America for parts logistics and after-sales

15+
Years of Experience

Mahindra
BMW



Kev Adjemian
CTO

Global Head of Battery Cells at Fiat Chrysler Automobiles and VP of Powertrain and EV Systems, including OTA, at Karma. Fuel cell, battery and electric powertrain R&D leadership at Nissan

20+
Years of Experience

FCA FIAT CHRYSLER AUTOMOBILES
NISSAN
INL Idaho National Laboratory



Albert Li
CFO

CFO of EV startup Byton and Ford China, senior positions at Bombardier in charge of aerospace operations in China

20+
Years of Experience

BYTON
Ford
BOMBARDIER aerospace



Benjamin Wu
GC

Chief Legal Officer and Administration head for Meridian, with extensive experience in M&A and international corporate transactions for both private and public companies

15+
Years of Experience

nexteer AUTOMOTIVE
Meridian.

4

Seasoned Board of Directors Nominees Aligned with the Go - Forward Business Strategy Shauna McIntyre CEO, Sense Photonics Operating Executive at the Intersection of Technology and Mobility CEO of LiDAR solutions provider Sense Photonics. Former Google automotive services program lead. Leadership roles at Honeywell and Ford. Board member of Lithia Motors 25+ Years of Experience Richard Peretz Former CFO, UPS Fortune 50 Financial Leadership and Global Last Mile Delivery Expertise Retired CFO and member of UPS management committee. Former CFO UPS International and Corporate Treasurer and Controller 35+ Years of Experience Leader in Automotive Safety with Proven Record of Shareholder Value Creation CEO of Key Safety Systems, Ford China and Accuride. Deep experience spanning automotive and private equity with history of generating strong returns Jason Luo Executive Chairman, Founder, ELMS 25+ Years of Experience Leadership Across the Technology Ecosystem and in Manufacturing and Supply Chain CEO of automotive dealer software provider CDK Global. More than 30 years experience at Intel, serving as CEO and COO Brian Krzanich CEO, CDK Global 35+ Years of Experience David Boris Co - CEO and CEO, Forum Merger III Corp SPAC Pioneer with Significant Financial and Capital Markets Experience 30 years of Wall Street experience in mergers and corporate finance and has been involved in more than 15 SPAC transactions. 30+ Years of Experience Neil Goldberg Chairman & CEO, Raymour & Flannigan Experienced Retailer and Real Estate Developer 45 years of retailing, merchandising and general management experience. Leading one of largest furniture retailers in the U.S. 45+ Years of Experience James Taylor CEO, Founder, ELMS Seasoned Leader of Global Automotive Brands CEO of Workhorse and executive at Karma. 30+ years of experience at General Motors, serving as President of Cadillac and CEO of Hummer 35+ Years of Experience 5

Business Overview

Shift To Online And Consumer Desire For Immediacy Is Fueling Massive Demand For Delivery Vehicles Targeting Last Mile Delivery » No rt h Am e ri c a e Comm e r c e marke t ex p e c ted to b e $ 1 trillion b y 2025 (1) $31.3 $35.3 $39.9 $45.1 13% CAGR $51.0 20 1 8 20 1 9 20 2 0E 20 2 1E 20 2 2E ($ in Billions) » La s t Mile D e li v e r y Se r vic e s g ro wi n g in t and e m to o v e r $5 0 billi o n b y 2022 (2) 632 727 823 918 1,013 350 378 408 441 476 982 1 , 105 1 , 231 1 , 359 20 2 1E 20 2 2E 20 2 3E 20 2 4E 20 2 5E 11% CAGR 1,489 ($ in Thousands) Delivery Van Segment Medium Utility Segment » Delivery vehicles market growing to 1.5 million units by 2025 (3) » O v er 50 % of c o s ts in t h e de liv e ry c y c le i n c u r r ed in la s t mil e portio n (4) » ELMS Well - Positioned as Anticipated First Mover in Class 1 EV in Underserved Market (1) eMarketer. (2) TechNavio. (3) eMarketer, Automotive Fleet and Management Estimates. (4) Strateg& PwC Analysis (2) 7 (3) (4)

ELMS Believes it Can Deliver the Most Efficient Last Mile Solutions Most Efficient Last Mile Solutions LOWEST COST OF OWNERSHIP CONNECTED CUSTOMIZED CROSSOVER EV PRODUCT STRATEGY EXISTING AND PROVEN PLATFORMS AND SYSTEMS 8

Company Evolution

SOKON

Founded 1986 | Chongqing, China
(Listed on Shanghai Exchange: 601127)



- More than 30,000 EC35 Electric Vans Sold Across Asia Since 2017[1]
- Top-Selling Commercial Electric Delivery Van in China in 2020[2]

Supplies:

- ✓ Know-How for Existing EV Product Portfolio
- ✓ Customer Field Experience and Warranty Data
- ✓ Leverage High Volume of Existing Supplier Base Contracts

SERES

SF Motors (d/b/a SERES) Founded 2016[3] | Santa Clara, California





- Electric Powertrain and Software Development for SF5 China Launch
- $130M+ Invested in Mishawaka, Indiana Factory for EV Production

Carves-Out:

- ✓ 100,000 Capacity Indiana Manufacturing Plant
- ✓ Experienced Automotive and Software Team
- ✓ License Rights to EV Tech and Over-the-Air Patent Portfolio

ELMS

ELECTRIC LAST MILE SOLUTIONS

Independent U.S. Entity

Made-in-USA Commercial EVs

(1) Source: Sokon Group Sales Figures. (2) Baijiahao Dianche Ziyuan. (3) SF Motors, Inc. (d/b/a SERES), a Delaware Corporation, is a wholly-owned subsidiary of Sokon Group.

9

A Differentiated Business Model to Deliver Efficient, Connected and Customized Last Mile Solutions

OEMs



- Existing and Proven Platforms, Subsystems and Components

Tier-1 Suppliers (1)



CATL JJE

- Validated Electric Systems, Motors, Batteries and Vehicle Parts

Data Providers (2)



GEOTAB

- Telematics and Data

ELMS

ELECTRIC LAST MILE SOLUTIONS

- ✓ Safety & Homologation
- ✓ Vehicle Integration
- ✓ Software & IoT
- ✓ EPT Engineering
- ✓ Customization
- ✓ Manufacturing

Low Cost

Fast to Market with Quick Refresh Cycle

Reliable

Connected

Customized

Made-in-USA EVs

Upfitters (3)



ADRIAN STEEL · IVS · AUTO TRUCK GROUP

- Customization to End-Use Case

CUSTOMER SOLUTIONS

30,000+ Pre-Orders to Date (4)


ALLEGRA SOLAR ROOFING
ENERGY
MOBILE DRYCLEANING

(1) Signed agreements with Contemporary Amperex Technology and Jing-Jin Electric North America. (2) Signed agreement with Geotab Inc. (3) Upfitter logos represent companies with whom ELMS is currently in discussions. (4) As of February 4, 2021. Figure refers to signed pre-orders. Final purchase order contingent upon satisfaction of customer requirements.

10

ELMS’ Business Model Enables Short Time To Market ELMS Poised to Deliver First Class 1 Electric Vehicle in Second Half of 2021 (1) Timeline representative of projected Urban Delivery milestones. (2) Vehicle sales represent combination output of projected Urban Delivery and Urban Utility vehicles. Key Work Streams Timing: (1) Engineering Program Requirement Complete Homologation Compliance Plan (Component Level) Engineering Change Manufacture Process Development Manufacture Process Freeze Manufacture Jigs & Tools First Pilot Pre - Testing Vehicle Build Pre - Regulatory Testing Pre - Production Final Regulatory Testing SOP 11 Vehicle Sales (2) 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 4,000 19,100 35,000 55,000 83,000

ELMS Has The Key Critical Enablers To Be First Mover to the Market

ELMS
ELECTRIC LAST MILE SOLUTIONS

✓ Plant Readiness

✓ Plant in Indiana Retrofitted for EV Production



✓ Plant 90% Ready for U.S. Production

✓ Access to Trained Workforce of Over 400

✓ Anticipated Launch in Second Half of 2021

✓ Proven, Reliable EV Platforms and Subsystems

✓ Current Design Off of Existing, Reliable Commercial EV Product That has Sold 30,000+ in Asia[1]





✓ ELMS Anticipated to be First OEM To U.S. Market with an EV Urban Delivery Vehicle[2]





✓ Engineering and Sourcing Identified

✓ Engineering Program in Place to Meet U.S. Regulatory Compliance

✓ To Receive Body Production Parts

✓ Domestic Supply of EV Powertrain From Global Suppliers, With Long-Term Battery Supply From CATL

✓ Transition to Additional Locally Sourced Materials for Key Systems

✓ Strong Customer Demand And 30,000+ Pre-Orders[3]

Walmart · Cox Automotive · FedEx · Ryder Ever better. · Best Buy · Merchants Fleet · Randy Marion · MG Momentum Groups · Donlen · IVS Innovative Vehicle Solutions

(1) Vehicles produced and sold by Sokon Group . (2) Projected as of date of presentation. (3) As of February 4, 2021, companies on this page are either a) customers with whom ELMS or its distributing partners are currently in discussions, and/or b) signed pre-order customers. 30,000+ pre-orders figure refers to signed pre-orders. Final purchase order contingent upon satisfaction of customer requirements. Trademarks on this page are the property of the respective companies.

12

Last Mile Landscape

ELMS Expects To Fulfill The Requirements For A Broad Universe Of Commercial Customers With Customized Solutions Communications Small Business Utiliti e s Transportation / e - Commerce Industrial Municipalities Last Mile Use Cases 14

Category EV Announcements Pickup C ONVE R S I ON COMPANIES CLASSES 4 – 8 CLASS 3 10,001 - 14,000 Lb. CLASS 2 6001 - 10,000 Lb. CLASS 1 <6000 Lb. (1) Representative landscape. As of February 4, 2021. U.S. Commercial Delivery EV Market Landscape (1) Urban Delivery - 2021 *ELMS Anticipated First EV in Class 1 Urban Utility - 2022 Ford F - 150 2022 Tesla Cybertruck 2021 Lordstown Endurance 2021 Hummer EV 2021 Rivian R1T 2021 Amazon/Rivian 2022 Ford eTransit 2022 GM/BrightDrop EV600 2021 Workhorse C1000 2020 Nikola One TBC Tesla Semi 2021 Daimler Freightliner 2022 Ram Pickup TBD Canoo MPDV1 2023 Canoo MPDV2 TBD Workhorse C650 Canoo MPDV3 TBD 15

ELMS Expects to Offer The First Class 1 EV In An Underserved Commercial Delivery Segment (1) As of February 4, 2021. U.S. Commercial Delivery Market By Weight Class (1) Gross Vehicle Weight EV Announcements Gas Entries Currently In Market CLASS 3 10,001 - 14,000 Lb. Workhorse 2020 Ama Ford Transit 350 GMC Savana 3500 Ram Promaster 3500 CLASS 2 6001 - 10,000 Lb. Urban Utilit y - 2022 Ford eTransit 2022MY GM/ BrightDrop EV600 202 Ram Promaster Ford Transit C h e v r ol et Express Mer c e d es Sprinter CLASS 1 <6000 Lb. Urban Delive ry - 2021 *E Canoo MPDV2 TBD Class 1 Ram Promaster City Ford Transit Connect Nissan NV200 16

Crossover Strategy Offering Superior Cargo Room and Cost Alternatives +35% space Source: Public sources. Price of ELMS vehicles net of $7,500 Federal Tax Credit. Urban Delivery and Urban Utility specifications based on current designs. 17 13+% Cost Savings More Space Cargo Space ~125 Cu. Ft. 170 – 218 Cu. Ft. 240 – 500 Cu. Ft. 400 – 600 Cu. Ft. ~450 – 750+ Cu. Ft. Class 1 Class 2 Class 3 MSRP: ~$25,000 $25,000 ~$30,000 - $44,000 $35,000 ~$40,000 – $50,000 Ford Transit Connect – 104 – 127 Urban Delivery (2021) – 170 Urban Delivery (2022) – 218 Same Price as Gas Vehicle / 35% More Cargo Space Ford Transit – 247 – 487 Urban Utility – 2022 Urban Utility Variant More or Equivalent Cargo Space / EV / Cost Effective Ford Transit 350 Ram Promaster – 259 – 463 Ram Promaster City – 132 GMC Savana 3500 Nissan VN – 264 – 323 Nissan NV 200 – 123 Ram Promaster 3500 Chevrolet Express – 240 - 284

ELMS
ELECTRIC LAST MILE SOLUTIONS

Urban Delivery Expected to Draw Share from Class 1 and Class 2

Class 1 Vehicles
Avg Cargo Volume: ~125 cu. ft.
Avg Price: $25k

~70% ELMS Volume From Class 1

Same Price
+35% More Space

170 cu. Ft.



Urban Delivery

$25,000

~30% ELMS Volume From Class 2

+16% Acquisition Cost Savings

Class 2 Vehicles
Avg Cargo Volume: 240-500 cu. ft.
Avg Price: $30k - $44k

Source: Public sources. Price of ELMS vehicles net of $7,500 Federal Tax Credit. Urban Delivery specifications based on current designs. Volume distributions based on management estimates. Price and cargo space estimates based on publicly available competitive data and management estimates.

18

Urban Utility Expected to Draw Share from Class 2 and Class 3 Urban Utility $35,000 Class 3 Vehicles Avg Cargo Volume: 450 - 750+ cu. ft. Avg Price: $40k - $50k Class 2 Vehicles Avg Cargo Volume: 240 - 500 cu. ft. Avg Price: $30k - $44k Same Price + More Space +13% Acquisition Cost Savings Source: Public sources. Price of ELMS vehicles net of $7,500 Federal Tax Credit. Urban Utility specifications based on current designs. Volume distributions based on management estimates. Price and cargo space estimates based on publicly available competitive data and management estimates. 19 ~75% ELMS Volume From Class 3 ~25% ELMS Volume From Class 2 400 - 600 cu. Ft.

Product Portfolio Roadmap x Designed in U.S x Manufactured in China/Indonesia x Target China and EU market x Not included in the current financial model Long Lasting Safer Cost - Effective SPECIFICATIONS Wheelbase 120 inches L*W*H 177 * 66 * 78 GVWR 5,732 lbs. Curb Weight 3,329 lbs. Max Pa y lo ad 2,403 lbs. Cargo Capacity 170 cu.ft. Battery Size 42 kW Range 150 miles SPECIFICATIONS Wheelbase 124 inches L *W* H 182*71*94 GVWR 5,853 lbs. Curb Weight 2,769 lbs. Max Payload 3,084 lbs. Cargo Capacity 218 cu.ft. Battery Size 60 kW R a n ge 200 miles Urban Delivery Urban Utility SOP H2 2021 SOP H2 2022 SOP H2 2022 SOP H2 2023 SOP H2 2024 SOP H2 2025 Urban Utility SPECIFICATIONS Wheelbase 134 inches L*W*H 215 * 74 * 81 GVWR 10,050 LBS. Curb Weight 4950 lb. Max Payload 5100 lb. Cargo Capacity 450 - 600 cu.ft. Battery Size 60 - 90 kW Range 175 – 225 miles New Vehicle: Upside For China and EU Facelift {UD,UU} Tech. Enhancement Urban Delivery Urban Delivery Variant Class 2/3 Class 1/2 Solid State Autonomous Mobility - as - a - Service Specifications based on current designs and subject to change based on homologation needs. 20

Solutions to Customer Requirements

Customers' Purchase Decisions Based on Value

ELMS Plans to Win

- Low TCO – Acquisition Price & Operating Costs
- Customization Capability For Specific Use Cases
- Data For Their Fleet Management System
- Product That Achieves Green / Sustainability Targets

Price of Entry

- Carrying Capacity – Space & Weight
- Reliability – With Competitive Warranty
- Parts & Service Support

22

Operating Cost TCO Vehicle Cost Class 1 Leader ELMS Urban Delivery Class 2 Leader Annual Energy Costs $2,500 $1,050 $3,676 Mai n t e n a nc e $1,500 $500 $1,500 T o t al $4 , 00 0 $1 , 55 0 $5 , 20 0 Class 1 Leader ELMS Urban Delivery Class 2 Leader $25,000 $25,000* $34,510 Class 1 Leader ELMS Urban Delivery Class 2 Leader TCO per Mile $0.26 $0.17 $0.35 Cu.ft.: $ per 100 miles $0.21 $0.10 $0.14 Lowest TCO (1) vs. Class 1 and 2 gas vehicles in market. Management statements and assumptions on this page based on data and vehicle specifications from public sources and/or management estimates. Figures subject to change based on final design. *Price net of $7,500 Federal Tax Credit; 25,000 miles per year; $2.50 / gal. $0.13 / kWatt; Differential Maintenance Costs of Brake Service, Engine and Transmission Oil Changes E L M S An t ici p a t e s the L o w e s t T o t al Co s t of Own e r s h i p ( T C O ) (1) vs . S e gm e n t L eadi n g Ga s V ehicl e s 23

(1) Excellent Reliability And Warranty Record In The Largest EV Market Over 200,000 Gas Models, Plus 30,000+ EVs Sold in Asia by Sokon Group (1) Any indicators of vehicles sold or customers reflect sales by or relationships with Sokon Group Proven Product and Demand JD Logistics Huolala Rental Refrigerated Van Mobile Diner x Urban Delivery Vehicle is Based Upon a Proven and Reliable Product ― 30,000 EVs Sold - Over 1.5 Million Miles Driven Daily in Asia ― Excellent Warranty Experience Based on Existing Field Data ― ELMS Warranty: 4 Years / 40k miles ― ELMS Battery Warranty 8 Years / 100k miles x Proven Demand for Product ― EV Model Top Selling in China Market for First Half of 2020 ― Large National EV Fleet Customers ― Numerous Customized Vehicles in Service Representative Sokon Customers Postal Service Utilities Shuttles eCommerce 24

ELMS Suite Of Digital Solutions Tailored To Customer Needs

ELMS Expected First-To-Market with OTA-Enabled Commercial Class 1 EV

Productivity

- Customer Service Times
- Identify Unexpected Stops
- Accurate Arrival and Departure Times
- True Trip Miles

Optimization

- Increase Energy Efficiency
- Record Powertrain Diagnostics
- Vehicle Maintenance

Safety

- Collision Notifications
- Risk Management Reports
- In-Vehicle Coaching
- Seat Belt Use
- Driving in Reverse

Sustainability

- Reduce Energy Consumption
- EV Performance Monitoring and Reporting

Compliance

- Electronic Driver Logs
- Tax Reporting
- Vehicle Inspection Reports

Expandability

- System Integration (SDKs)
- Hardware Add-Ons & Software Add-Ins

ELMS AIR + GEOTAB®

ELMS Has Over-The-Air Data Systems And a Partnership With Industry Leader Geotab To Provide Digital Solutions To Fleet Customers

ELMS has signed agreement with Geotab Inc.

25

Current Vehicle Upfitting Process is Inefficient And Costly[1]

Time – Dealer Order to Delivery[2]

Ram Promaster City:	*137 Days*
Transit Connect:	*130 Days*
Chevrolet Express:	*128 Days*


SHOWROOM







DEALER

- Processes Customer Order to OEM

OEM

- OEM Prioritizes Orders and Builds Vehicle

UPFITTER(S)

- Many Locations
- Each Have Product Specialties
- Aligned with FMCs/ OEMs/ Dealers

FINAL DELIVERY

- Dealer Completes Transaction / Delivery
- FMCs

CUSTOMER

Vehicles Typically Built In At Least 2 Stages And Require Use Of Franchised Dealers For Ordering And Delivery

(1) Source: Public sources and/or management estimates.
(2) Source: AutomotiveFleet – 2019 Data.

26

ELMS' Disruptive, Integrated Upfitting Model Tailors Vehicles To Customer Needs

ELMS
ELECTRIC LAST MILE SOLUTIONS

Integrated Customization Inside Assembly Plant



ELMS
ELECTRIC LAST MILE SOLUTIONS



- Customer Orders from ELMS

- Upfitting integrated into assembly line and end of line
- Leading Upfitters [1]

ADRIAN STEEL · IVS · AUTO TRUCK GROUP (A HOLMAN ENTERPRISE)



ROOFING





MOBILE
DRYCLEANING



Deck Detail
POWERWASHING
SEALING
REPAIRS
WE HAVE DECKS COVERED

Completed Vehicle To Customer Specifications Without The Need For A Second Stage

CUSTOMER BENEFITS[2]

Time	Quality	Cost
~25% Order-to-Delivery Time Reduction Time, Under 100 Days	One Warranty ELMS Single Point-of-Contact For Customer	Total Vehicle Upfitter Value Chain Costs Reduced By 5+%

Source: Public sources including AutomotiveFleet 2019 data and management estimates. (1) Upfitter logos represent companies with whom ELMS is currently in discussions. (2) Expected benefits based on business model in place.

27

Efficient and Flexible Service Model


Locate Technicians Inside Fleet Companies Depots
Integrated
Responsive
Regional Mobile Technicians
ELMS National Service Center at Plant
Dealerships
Local
Cloud
Over-the-Air System For Software Updates
National
National Service Partner

ELMS Will Service Vehicles Using Best Mode To Meet Customers Needs

28

Cu s t o m e r s

ELMS B2C Sales Process Provides Solutions for End - Customer Needs Customer Use Cases Technical Specifications: In - depth discovery process directly with Customer supported by FMCs, Dealers, Upfitters Match: Finalize specifications, volume, pricing and timing Testing & Buy - Off: Customer - specific duty cycle testing and validation Di r ec t F MC s U p fi tt e r s Dealer / Transaction Papered CUSTOMER DELIVERY 30

En g a g e m e n ts and P r e - O r de r s (1) (1) As of February 4, 2021, companies on this page are either a) customers with whom ELMS or its distributing partners are currently in discussions, and/or b) signed pre - order customers. Final purchase order contingent upon satisfaction of customer requirements. Trademarks on this page are the property of the respective companies. D i r e ct Upfitters Dealers / Distributors Fleet Management Companies Sales Channels 31

Manufacturing

ELMS' Agile Manufacturing Strategy

ELMS
ELECTRIC LAST MILE SOLUTIONS

ELMS Believes its Strategy Will Enable it to Provide Low-Cost EV's at an Accelerated Timeframe

- Minimal Capital/Engineering Spending
- Light, Final Vehicle Assembly
- Space to Integrate Upfitting Operations
- Existing or Readily-Available, Trained Workforce
- EV Ready

33

Manufacturing Drivers ▪ Plant has Been Converted for EV Assembly ▪ Pilot EV completed, Led by Experienced Workforce ▪ Only $45M Investment Required to Launch the Urban Delivery (1) ▪ Supply Chain Identified ▪ U.S. Localization Plan for Major Systems Target Plant Key Capabilities ▪ History of High - Quality Vehicle Assembly for Global OEMs (Hummer H2) and Mercedes - Benz (R - Class) ▪ Production Capacity of 100K+, 675k sq. ft ▪ State / Federal Incentives ▪ Favorable Labor Agreement ▪ Ability to Integrate Upfitter for Customization (1) Investment figures based on management estimates. (1) Investment figures based on management estimates. Target Plant for ELMS Manufacturing Footprint – Mishawaka, Indiana 34

Fina n cials

By Conservatively Targeting ~5% Of The Urban Delivery And Urban Utility Markets, ELMS Could Grow To $3 Billion In Revenue By 2025 Volume (K) 4.0 19.1 35.0 55.0 83.0 Average Sales Price $30,610 $32,119 $33,634 $34,661 $36,696 633 712 801 901 1 , 014 4 1% 629 16 2% 697 25 3% 776 37 4% 864 58 6% 956 20 2 1E 20 2 2E 20 2 3E 20 2 4E 20 2 5E (in thousands) Total Segment ELMS Volume ELMS Segment Share Expected Increase In Operating Leverage As The Business Scales x $15 $248 $465 (82%) ($10 1 ) $791 2% 21% 24% 26% 20 2 1E 20 2 2E 20 2 3E 20 2 4E 20 2 5E EBITDA (1) EBITDA Margin (1) $122 $613 $1 , 177 $1 , 906 $3 , 046 20 2 1E 20 2 2E 20 2 3E 20 2 4E 20 2 5E Path to $3B Revenue Assuming Conservative Volumes and Models x Revenu e 374 398 423 451 25 378 408 441 18 476 4 1% 10 2% 4% 5% 20 2 2E 20 2 3E 20 2 4E 20 2 5E Urban Delivery Segment (Class 1 & 2) Urban Utility Segment (Class 3) x x Total Segment ELMS Volume ELMS Segment Share (in thousands) 36 Source: Public sources and management estimates. (1) EBITDA and EBITDA margin are non - GAAP metrics and based on current management estimates and current budget model.

Financial Projections ▪ No Additional Capital Expected to be Required After Merger Close to fund initial product launches to Be Cash Flow Positive in ▪ Estimated 83,000 Units by 2025, Representing ~5% of U.S. Market ▪ Revenue Projected to Reach $3 Billion Commentary % Growth - - 401% 92% 62% 60% ▪ P r oje ct ed Q4 2022 Cost of Goods Sold $0 ($96) ($477) ($849) ($1,351) ($2,154) ($ in Millions) 2020E 2023E 2024E 2025E Projected Financials 2021E 2022E 4,000 19,100 Total Units Sold 0 35 , 00 0 55 , 00 0 83 , 00 0 Revenue $0 $122 $613 $1,177 $1,906 $3,046 Gross Profit $0 $26 $137 $328 $555 $891 % Margin na 21% 22% 28% 29% 29% and EBITDA estimated at $791 Million by end of 2025 % Margin na (82%) 2% 21% 24% 26% CapEx $0 ($45) ($30) ($27) ($75) ($25) % Revenue na 37% 5% 2% 4% 1% (1) EBITDA $0 ($101) $15 $248 $465 $791 (1) EBITDA and EBITDA margin are non - GAAP metrics and based on current management estimates and current budget model. 37

Pro Forma Equity Ownership ($ in Millions, except per share amount) Commentary ▪ All ELMS equity holders will receive stock in public company (no cash paid to ELMS shareholders at closing) ▪ Proceeds from the transaction will be used to capitalize balance sheet for full development and commercialization of ELMS’ Urban Delivery and Urban Utility vehicles and to pay transaction expenses ▪ Completion of the transaction is expected to occur around the end of the first quarter of 2021 or beginning of the second quarter (1) Based on proposed Transaction, pro forma share count assumes no redemptions and includes 25 . 1 million shares to be held by public shareholders of Forum Merger III Corp . , 13 . 0 million shares to be issued to PIPE investors, 2 . 8 million shares to be issued to ELMS convertible note holders, 6 . 9 million shares to be issued to Forum Merger III Corp . ’s sponsor, officers and directors, 80 . 6 million shares to be issued to the ELMS stockholders in the merger transaction (including 5 . 0 million shares proposed to be paid to SERES for strategic cooperation, consulting and technical advice provided by SERES to ELMS) . Excludes 14 . 2 million shares to be reserved under management incentive plan, shares underlying warrants ( $ 11 . 50 strike price), 15 . 0 million shares underlying earnout restricted stock unit grants to be made post - closing (which vest following the Transaction upon $ 14 / $ 16 stock price targets being hit ), and 5 . 0 million earnout shares to be issued following the transaction upon $ 14 / $ 16 stock price targets being hit . (2) Represents $ 115 million expected to be paid in connection with the purchase of the plant . The total purchase price is expected to be $ 145 million, with $ 30 million to be paid at the closing of the plant purchase . (3) Pro Forma Ownership based on proposed Transaction . (4) Assumes no redemptions . (5) Proceeds from $ 25 . 0 million of convertible notes issued by ELMS that will convert into common stock at the closing . (6) Includes investors in ELMS’ convertible notes, which will convert into common stock at the closing (does not account for accrued interest under the convertible notes, which will also be converted into common stock) . (7) Includes 5 . 0 million shares of common stock proposed to be paid to SERES for strategic cooperation, consulting and technical advice provided by SERES to ELMS . (8) Payments contemplated under the SERES Term Sheet ( $ 30 . 0 million paid at closing of transactions contemplated by the Existing SERES Asset Purchase Agreement and additional payment of $ 5 . 0 million pursuant to the SERES Term Sheet) . The terms of the payments are subject to finalization and execution of definitive documentation and therefore could change . (9) Each of equity value and enterprise value (A) include 14 . 2 million shares to be reserved under the management incentive plan and (B) exclude 5 . 0 million earnout shares to be issued post - closing upon $ 14 / $ 16 stock price targets being hit and 15 . 0 million shares underlying earnout restricted stock unit grants to be made post - closing, which vest upon $ 14 / $ 16 stock price targets being hit .. Pro Forma Ownership (3) ELM Securityholders, 62.8% (7) (4) Forum's Public Stockholders, 19.6% ELMS Convertible Note Holders, 2.1% PIPE Investors, 10.1% Sponsor, 5.4% (6) (1) 38 Sources and Uses Forum Merger III Corp Shares $806 6 7% (4) Estimated Cash Held in Trust 250 21% PIPE Proceeds 130 11% Pre - PIPE Proceeds (5) 25 2% Total Sources $1 , 211 100% Equity Consideration to Existing ELMS Shareholders $806 67% Cash to Balance Sheet 345 28% Estimated Fees & Expenses 25 2% Payments Related to Carveout Transaction (8) 35 3% Total Uses $1 , 211 100% Pro Forma Valuation Share Price $10 .00 Pro Forma Shares Outstanding (ex. earnout) 128.3 Equity Value (ex. earnout) $1, 2 83 Shares to be Reserved under Incentive Plan Equity Value (ex. earnout) w/Incentive Plan Shares (9) 14.2 $1, 4 25 Plus: Debt (2) 115 Less: Cash to Balance Sheet (345) Enterprise Value (ex. earnout) $1, 0 53 Enterprise Value (ex. earnout) w/Incentive Plan Shares (9) $1, 1 95 Transaction Multiples Metr i c Pro Forma EV / 2024E Revenue (9) $1,906 0.6x Pro Forma EV / 2025E Revenue (9) 3,046 0.4x Pro Forma EV / 2024E EBITDA (9) 465 2.6x Pro Forma EV / 2025E EBITDA (9) 791 1.5x

Enterprise Value Benchmarking

Enterprise Value / Forward Revenue



Recent EV and Automotive Technology SPACs or Emerging Growth Players
Established OEMs
'23E Median: 2.4x
'24E Median: 1.1x
'25E Median: 1.3x
'21E Median: 13.0x
'22E Median: 9.5x
ELMS: 1.0x '23E, 0.6x '24E, 0.4x '25E
Arrival: 3.0x '23E, 1.1x '24E, NA '25E
Canoo: 3.5x '23E, 2.1x '24E, 1.3x '25E
Fisker: 1.3x '23E, 0.4x '24E, 0.3x '25E
Hyliion: 2.3x '23E, 1.1x '24E, NA '25E
Lordstown: 1.0x '23E, 0.6x '24E, NA '25E
Workhorse: 10.2x '23E, 3.8x '24E, 2.6x '25E
Brilliance: 8.9x '21E, 8.3x '22E
BYD: 3.9x '21E, 3.3x '22E
NIO: 17.4x '21E, 10.6x '22E
Tesla: 17.1x '21E, 14.4x '22E
Enterprise Value ($M):
$1,195
$15,267
$4,020
$4,965
$2,995
$4,084
$4,016
$4,834
$114,060
$85,109
$745,341

Enterprise Value / Forward EBITDA



Recent EV and Automotive Technology SPACs or Emerging Growth Players
Established OEMs
'23E Median: 12.0x
'24E Median: 5.7x
'25E Median: 5.7x
ELMS: 4.8x '23E, 2.6x '24E, 1.5x '25E
Arrival: 13.7x '23E, 4.7x '24E, NA '25E
Canoo: NM '23E, 15.8x '24E, 5.7x '25E
Fisker: 10.4x '23E, 2.1x '24E, 1.5x '25E
Hyliion: 11.1x '23E, 3.9x '24E, NA '25E
Lordstown: 12.0x '23E, 6.0x '24E, NA '25E
Workhorse: NM '23E, 27.6x '24E, 18.0x '25E
Brilliance: NM '21E, NM '22E
BYD: 31.8x '21E, 28.1x '22E
NIO: NM '21E, NM '22E
Tesla: NM '21E, NM '22E

Source: Capital IQ, company filings, company presentations and select Wall Street research. Market data as of 2/19/2021.
Note: Multiples <0.0x or >50.0x are deemed not meaningful or "NM". Multiples that are not available are denoted as "NA". EBITDA is a non-GAAP metric.
Multiples for SPAC business combinations are pro forma for public company transactions that may not have closed and may include new shares issued for target and/or PIPE investors as disclosed in third-party investor presentations. Pro forma share count assumes no SPAC share redemptions for transactions that have not closed.

39

$2.3B $2.8B $1.2B $3.1B $3.7B (1) EBITDA and EBITDA margin are non - GAAP metrics and based on current management estimates and current budget model. Enterprise Value Sensitivity Post - Money Enterprise Value 1.2x – 1.6x applied to 2024E Revenue of $1,906M Transaction Value Comparable Valuation Sensitivity Analysis 6.0x – 8.0x applied to 2024E EBITDA (1) of $465M Midpoint Indicative E n t e r p rise Value $3.0B 0.6x 2024E Revenue 2.6x 2024E EBITDA (1) ELMS Estimated Valuation Provides Opportunistic Entry Point At A Discount Relative To Peers 40

Capital - Efficient Business Model To Deliver Two Vehicle Models Source: Public sources and/or management estimates. ELMS’ Anticipated Launch Cost Is A Fraction Of Competition ~$45M Capital Expenditures ~$70M Engineering ~$45M Operating and G&A Expenses Tooling Plant and Equipment Purchases Engineering and Software Development Personnel and G&A Go to Market $ 2 00 $0 $ 4 00 $ 6 00 $ 8 00 $ 1 ,2 0 0 $ 1 ,0 0 0 $ 1 ,4 0 0 $ 1 ,600 P l a n t Plant Tooling Product Engineering Supplier Tooling OpEx and G&A Typical New Entrant In N.A. Market Third - Party Investments to Date ELMS Launch Cost Estimated Vehicle Project Investment Needs 41 At Least $1.6 Billion $160 Million ($ in millions)

Investment Highlights Summary – ELMS Positioned to Transform Last Mile Commercial Delivery Significant Last Mile Market Opportunity Driving Explosive Demand for Delivery Vehicles x Existing Subsystems and Engineering Expertise Offering Fast Time to Market And Low Cost of Ownership x Anticipated First Mover Advantage in Class 1 Segment With Crossover Product Strategy x “Mass Customization” Services Through Integrated Upfitting and Data Solutions x Go - to - Market Strategy and Partnerships Driving Large Customer Pipeline x Capital - Efficient Business Model x World - Class Leadership and Execution Team with Track - Record of Success x 42

ELMS Has Multiple Potential Growth Vectors to Drive Long - Term Value Creation for Shareholders V O L U ME GEOGRAPHIC EXPANSION PO R T F O L IO E X P ANS I ON TECHNOLOGY Future Upside Opportunities SOLUTIONS • Mine and Monetize Data and Services • Data to Reduce Fleet Insurance Costs 43 • Broaden Customization Capabilities • M&A • Rental or Subscription Models • ZEV Credits • Increase Volume Ramp • EPT Technology Development • Autonomous Solutions • Solid State Battery • Variances for Specific Applications • Accelerate Plan to Enter Markets in Mexico and Canada • Plan to Launch Vehicle for European Market • Manufacture and Distribute ELMS Branded Vehicles in China

Appendix: Forum Track Record

Case Study: Forum Merger I / ConvergeOne

ConvergeOne | FORUM MERGER CORPORATION

Company Overview

- ConvergeOne is a leading IT services provider of collaboration and technology solutions for large and medium enterprises
- Approximately 90%+ services renewal rate for Managed, Cloud and Maintenance (MC&M)
- 9,000+ customers and 2,700+ employees
- Experienced management team with 25+ years of industry experience including public company experience

Transaction Overview

- $1.3 billion enterprise value representing ~8.3x 2018E adj. EBITDA vs. median comparable valuations >10.0x
- Transaction funded through combination of newly issued Forum shares and cash including $144 million raised from common stock private placement (“PIPE”) from institutional investors
- Pre-existing ConvergeOne stockholders led by PE Sponsor Clearlake Capital (“Sellers”) retained approximately 55% at closing
- Sellers and Forum Management had the potential to receive earnouts if certain criteria were met
- PF adj. EBITDA targets were $144 million, $155 million and $165 million in 2018, 2019 and 2020, respectively
  - Earnout consisted of 9.9 million shares and $99 million in cash, of which 100% had been earned by 9/30/18
  - Earnout included catch up payments for prior earnouts if the later earnouts were achieved
  - ConvergeOne was acquired for $1.8 billion by CVC Capital nine months after the merger, or $12.50 per share, netting a return of 43.5% to investors who purchased units in Forum I’s IPO[2]

Financial Overview [1]



($ in millions)
Revenue
Adj. EBITDA margin
$59
$70
$88
$139
$160
$492
$601
$816
$919
$1,500
2014
2015
2016
2017
2018E

Investment Thesis

- Industry with a large and growing total addressable market
- Company with history of growth and recurring revenue model
- Company with large cap and deeply entrenched clients
- Able to utilize company as a platform for future mergers and acquisitions
- Significant retained ownership by seller

Note: Adj. EBITDA margin is a non-GAAP metric.

(1) Source: ConvergeOne website (https://investor.convergeone.com/home/default.aspx) and Forum Merger/ConvergeOne SEC filings. 2018E Revenue and EBITDA represents midpoint of ConvergeOne’s 2018 financial expectations (https://www.sec.gov/Archives/edgar/data/1697152/000119312518158306/d583890dex991.htm).

(2) Based on share purchased for $12.50, right for 1/10th share worth $1.25 and ½ warrant tendered for $0.60 in Forum I’s warrant tender.

45

x Strong product positioning aligned with major consumer trends including plant - based, cleaner label, protein - rich, and organic x Provides Tattooed Chef to strengthen balance sheet and continue to pursue attractive growth prospects Financial Overview (1) Investment Thesis Company Overview x Tattooed Chef is a leading plant - based food company with operations in the United States and Italy, offering a broad portfolio of innovative plant - based food products x Growth strategy includes expansion into supermarkets through existing and new retail customers for both private label and branded products, development of innovative product offerings, and partnerships opportunities in foodservice Transaction Overview x $482 million enterprise value representing 2.2x Tattooed Chef’s estimated 2021 net sales of $222 million, or 15.6x Tattooed Chef’s estimated 2021 Adjusted EBITDA of $30.8 million x Transaction funded through SPAC IPO proceeds. Pre - existing Tattooed Chef stockholders will be paid $75 million in cash consideration and roll - over shares are valued at approximately $344 million x Pre - existing Tattooed Chef stockholders retained approximately 80% of their equity, which will convert into 60% of the outstanding shares of the combined company at closing, assuming no redemptions by Forum’s public stockholders x PF adj. EBITDA targets were $17.2 million and $30.8 million in 2020 and 2021, respectively x The ~$207mm in cash held in Forum’s trust account will be used to pay cash consideration to current shareholders of Tattooed Chef and transaction expenses, with the remainder staying on the balance sheet to fund the combined company’s growth and for general corporate purposes $17 $31 $7 NM $48 $85 $148 $222 2018 2019 2020E 2021P ($ in millions) Revenue Adj. EBITDA margin 46 Note: Adj. EBITDA margin is a non - GAAP metric. Case Study: Forum Merger II / Tattooed Chef

* * *

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, Forum filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and intends to file a definitive proxy statement with the SEC. Forum’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, when available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents contain important information about Forum, ELM and the Business Combination. When available, the definitive proxy statement for the Business Combination will be mailed to stockholders of Forum as of a record date to be established for voting on the Business Combination. Forum’s stockholders may also obtain a copy of the preliminary proxy statement and the definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the preliminary proxy statement, which was filed on February 16, 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above. ELM and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement, which was filed on February 16, 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This filing shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This filing shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum’s and ELM’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELM’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the size, demands and growth potential of the markets for ELM’s products and ELM’s ability to serve those markets, ELM’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELM’s ability to attract and retain customers, the estimated go to market timing and cost for ELM’s products, the implied valuation of ELM and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELM’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the Business Combination or could otherwise cause the Business Combination to fail to close; (2) the inability of ELM to (x) execute the transaction agreements for the Carveout Transaction (as defined below) that are in form and substance acceptable to Forum (at Forum’s sole discretion), (y) acquire a leasehold interest or fee simple title to the Indiana manufacturing facility or (z) secure key intellectual property rights related to its proposed business; (3) the outcome of any legal proceedings that may be instituted against Forum or ELM following the announcement of the Business Combination; (4) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (7) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that ELM may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the Business Combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELM consider immaterial or which are unknown. Forum and ELM caution that the foregoing list of factors is not exclusive. Forum and ELM caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELM is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the Business Combination. The consummation of the Business Combination is subject to, among other conditions, (i) the execution and effectiveness of transaction agreements by ELM with SF Motors, Inc. (d/b/a SERES) (“SERES”), including as contemplated by the term sheet entered into by ELM and SERES, that are each in form and substance acceptable to Forum (at Forum’s sole discretion), (ii) the acquisition by ELM of a leasehold interest or fee simple title to the Indiana manufacturing facility prior to the Business Combination, and (iii) the securing by ELM of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELM’s anticipated business assume the completion of the Carveout Transaction. Forum and ELM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.